NATIONWIDE

VLI SEPARATE

ACCOUNT

Annual Report

to

Contract Owners

December 31, 2008

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2008

Assets:
Investments at fair value:
Van Kampen LIT - Capital Growth Portfolio - Class I (ACEG)
73,901 shares (cost $2,079,619)	$1,263,709
Van Kampen LIT - Enterprise Portfolio - Class I (ACE)
1,508,521 shares (cost $20,318,760)	14,889,106
Van Kampen LIT - Government Portfolio - Class I (ACG)
3,925,684 shares (cost $35,497,402)	36,430,344
Van Kampen LIT - Money Market Portfolio - Class I (ACMM)
4,827,307 shares (cost $4,827,307)	4,827,307
Van Kampen UIF - U.S. Real Estate Portfolio - Class I (MSVRE)
130,963 shares (cost $2,744,601)	1,075,208

Total Investments	58,485,674

Accounts Receivable	86

Total Assets	$58,485,760

Contract Owners’ Equity:
Accumulation units	58,485,760

Total Contract Owners’ Equity (note 8)	$58,485,760

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

Year Ended December 31, 2008

Investment Activity:	Total	ACEG	ACE	ACG	ACMM	MSVRE

Reinvested dividends	$2,027,650	14,015	243,658	1,621,681	92,255	56,041
Asset charges (note 3)	(342,496)	(13,131)	(115,633)	(182,138)	(23,547)	(8,047)

Net investment income (loss)	1,685,154	884	128,025	1,439,543	68,708	47,994

Proceeds from mutual fund shares sold	9,990,576	1,754,372	4,745,553	2,504,653	890,148	95,850
Cost of mutual fund shares sold	(9,375,243)	(1,671,836)	(4,255,202)	(2,390,166)	(890,148)	(167,891)

Realized gain (loss) on investments	615,333	82,536	490,351	114,487	-	(72,041)
Change in unrealized gain (loss) on investments	(16,514,864)	(1,470,780)	(12,670,085)	(1,115,974)	-	(1,258,025)

Net gain (loss) on investments	(15,899,531)	(1,388,244)	(12,179,734)	(1,001,487)	-	(1,330,066)

Reinvested capital gains	614,621	-	-	-	-	614,621

Net increase (decrease) in contract owners’ equity resulting from operations	$(13,599,756)	(1,387,360)	(12,051,709)	438,056	68,708	(667,451)

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2008 and 2007

	Total		ACEG		ACE		ACG

	2008	2007	2008	2007	2008	2007	2008	2007

Investment activity:
Net investment income (loss)	$1,685,154	1,623,052	884	(14,897)	128,025	(33,999)	1,439,543	1,471,424
Realized gain (loss) on investments	615,333	1,431,853	82,536	176,518	490,351	509,951	114,487	141,781
Change in unrealized gain (loss) on investments	(16,514,864)	2,777,864	(1,470,780)	312,421	(12,670,085)	3,052,673	(1,115,974)	753,718
Reinvested capital gains	614,621	250,820	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(13,599,756)	6,083,589	(1,387,360)	474,042	(12,051,709)	3,528,625	438,056	2,366,923

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	43,925	-	-	-	27,654	-	16,271	-
Transfers between funds	-	-	(105,552)	240,653	(2,431,074)	232,780	1,586,911	124,332
Surrenders (note 6)	(1,969,121)	(3,917,402)	(117,326)	(108,033)	(840,661)	(1,811,608)	(741,238)	(1,670,121)
Death benefits (note 4)	(2,657,857)	(2,054,920)	(693,286)	(117,827)	(961,741)	(729,274)	(872,346)	(1,007,847)
Net policy repayments (loans) (note 5)	169,054	1,481,705	36,291	112,967	(24,030)	649,720	109,299	590,881
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(795,192)	(777,383)	(41,691)	(44,524)	(276,963)	(286,890)	(340,664)	(316,807)
Adjustments to maintain reserves	13,661	(20,698)	1,876	(4,511)	(124)	2,290	12,062	(19,648)

Net equity transactions	(5,195,530)	(5,288,698)	(919,688)	78,725	(4,506,939)	(1,942,982)	(229,705)	(2,299,210)

Net change in contract owners’ equity	(18,795,286)	794,891	(2,307,048)	552,767	(16,558,648)	1,585,643	208,351	67,713
Contract owners’ equity beginning of period	77,281,046	76,486,155	3,570,713	3,017,946	31,447,631	29,861,988	36,222,323	36,154,610

Contract owners’ equity end of period	$58,485,760	77,281,046	1,263,665	3,570,713	14,888,983	31,447,631	36,430,674	36,222,323

CHANGES IN UNITS:
Beginning units	2,132,176	2,273,286	113,882	112,128	714,544	760,410	1,079,788	1,150,942
Units purchased	123,795	79,088	864	9,589	13,662	20,844	63,126	34,357
Units redeemed	(263,798)	(220,198)	(35,232)	(7,835)	(131,509)	(66,710)	(70,933)	(105,511)

Ending units	1,992,173	2,132,176	79,514	113,882	596,697	714,544	1,071,981	1,079,788

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2008 and 2007

	ACMM		MSVRE

	2008	2007	2008	2007

Investment activity:
Net investment income (loss)	$68,708	181,493	47,994	19,031
Realized gain (loss) on investments	-	-	(72,041)	603,603
Change in unrealized gain (loss) on investments	-	-	(1,258,025)	(1,340,948)
Reinvested capital gains	-	-	614,621	250,820

Net increase (decrease) in contract owners’ equity resulting from operations	68,708	181,493	(667,451)	(467,494)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	-	-	-	-
Transfers between funds	931,233	132,731	18,482	(730,496)
Surrenders (note 6)	(235,595)	(305,513)	(34,301)	(22,127)
Death benefits (note 4)	(130,484)	(40,548)	-	(159,424)
Net policy repayments (loans) (note 5)	12,495	101,865	34,999	26,272
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(121,862)	(112,710)	(14,012)	(16,452)
Adjustments to maintain reserves	(79)	(460)	(74)	1,631

Net equity transactions	455,708	(224,635)	5,094	(900,596)

Net change in contract owners’ equity	524,416	(43,142)	(662,357)	(1,368,090)
Contract owners’ equity beginning of period	4,302,869	4,346,011	1,737,510	3,105,600

Contract owners’ equity end of period	$4,827,285	4,302,869	1,075,153	1,737,510

CHANGES IN UNITS:
Beginning units	190,410	200,342	33,552	49,464
Units purchased	45,063	13,896	1,080	402
Units redeemed	(25,087)	(23,828)	(1,037)	(16,314)

Ending units	210,386	190,410	33,595	33,552

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 and 2007

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide VLI Separate Account (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on August 8, 1984. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The Company offers single premium, multiple payment and flexible premium variable life insurance contracts through the Account. The primary distribution for the contracts is through the brokerage community; however, other distributors may be utilized.

(b) The Contracts

Prior to December 31, 1990, only contracts without a front-end sales charge and certain other fees, were offered for purchase. Beginning December 31, 1990, contracts with a front-end sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of policy charges and note 3 for asset charges.

With certain exceptions, contract owners may invest in the following:

Portfolios of the Van Kampen Life Investment Trust (Van Kampen LIT);

Van Kampen LIT - Asset Allocation Fund (ACAA)*

Van Kampen LIT - Capital Growth Portfolio - Class I (ACEG) (formerly Strategic Growth Portfolio - Class I)

Van Kampen LIT - Domestic Income Fund (ACDI)*

Van Kampen LIT - Enterprise Portfolio - Class I (ACE)

Van Kampen LIT - Global Equity Fund (ACGE)*

Van Kampen LIT - Government Portfolio - Class I (ACG)

Van Kampen LIT - Money Market Portfolio - Class I (ACMM)

Portfolios of the Van Kampen - The Universal Institutional Funds, Inc. (Van Kampen UIF);

Van Kampen UIF - U.S. Real Estate Portfolio - Class I (MSVRE)

*	At December 31, 2008, contract owners were not invested in this fund.

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy and asset charges (see notes 2 and 3). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued on the closing net asset value per share at December 31, 2008 of such funds, which value their investment securities at fair value. The cost of investments sold is determined on a first in – first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. The Company does not provide for income taxes within the Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT (NOTES TO FINANCIAL STATEMENTS, Continued)

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Recently Issued Accounting Standard

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (SFAS 157). SFAS 157 provides enhanced guidance for using fair value to measure assets and liabilities and requires new disclosures about fair value measurements. SFAS 157 also provides guidance regarding the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. For assets and liabilities that are measured at fair value on a recurring basis in periods subsequent to initial recognition, the reporting entity shall disclose information that enables financial statement users to assess the inputs used to develop those measurements. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, with early adoption permitted. The Company adopted SFAS 157 effective January 1, 2008. The adoption of SFAS 157 did not have a material impact on the Account’s financial position or results of operations.

(2) Policy Charges

(a) Deductions from Premiums

For single premium contracts, no deduction is made from any premium at the time of payment. On multiple payment contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. On flexible payment contracts, the Company deducts a charge for state premium taxes equal to 3.5% of all premiums received to cover the payment of these premium taxes. For multiple and flexible premium contracts, the Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. The Company may at its sole discretion reduce this sales loading. For the periods ended December 31, 2008 and 2007, there were no front-end sales charge deductions.

(b) Cost of Insurance

A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge varies widely and is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

(c) Administrative Charges

For single premium contracts, the Company currently deducts an annual administrative charge of $90 on purchase payments totaling less than $25,000, with a guaranteed maximum of $135. For New York contracts, the current charge is $65, with a guaranteed maximum of $120. For both all contracts, the charge is $50 on purchase payments totaling $25,000 or more, with a guaranteed maximum of $75.

For multiple payment contracts, the Company currently deducts a monthly administrative charge of $5, with a guaranteed maximum of $7.50, to recover policy maintenance, accounting, record keeping and other administrative expenses.

For flexible premium contracts, the Company currently deducts a monthly administrative charge of $12.50, with a guaranteed maximum of $25, during the first policy year to recover policy maintenance, accounting, record keeping and other administrative expenses. For all subsequent years, the administration charge is $5, with a guaranteed maximum of $7.50. The Company deducts an additional charge of $1.50 per year per $1,000 to cover underwriting and administration costs and $0.54 per year per $1,000 to cover sales costs.

The above charges are assessed against each contract by liquidating units.

(d) Surrender Charges

Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT (NOTES TO FINANCIAL STATEMENTS, Continued)

For single premium contracts, the charge is determined based upon a specified percentage of each purchase payment. For single premium contracts issued on or after April 16, 1990, the charge is 8.5% in the first year and declines a Specified Amount each year. After the ninth year, the charge is 0%.

For multiple payment contracts and flexible premium contracts, the surrender charge is calculated based upon the initial Specified Amount and varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge, as defined in the contract in the first year and declines a Specified Amount each year. After the ninth year (fourteenth year for policies issued in Pennsylvania), the charge is 0%. However, if a policy’s Specified Amount increases, the amount of the increase will have a nine-year (fourteen year for policies issued in Pennsylvania) surrender charge period. The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred.

The charges are assessed against each contract by liquidating units.

(3) Asset Charges

The Company deducts a charge related to the assumption of mortality and expense risk.

For single premium contracts issued on or after April 16, 1990, the charge is equal to an annual rate of 1.30% during the first ten policy years, with a guaranteed maximum 1.60%, and 1.00%, with a guaranteed maximum of 1.30% thereafter (Reduced Fee). For multiple payment contracts and flexible premium contracts, the Company deducts a charge equal to an annual rate of 0.80%. The above charges are assessed through a reduction in the unit value.

	Total	ACEG	ACE	ACG	ACMM	MSVRE

Flexible Premium VUL contracts	$644	225	227	192	-	-
Multiple Payment contracts	290	-	290	-	-	-
Single Premium contracts issued on or after April 16, 1990	1,106	79	544	364	99	20
Single Premium contracts issued prior to April 16, 1990	340,456	12,827	114,572	181,582	23,448	8,027

Total	$342,496	13,131	115,633	182,138	23,547	8,047

(4) Death Benefits

Death benefit proceeds result in a redemption of the contract value from the Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium contracts, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the contract value on the date of death, the excess is paid by the Company’s general account.

(5) Policy Loans (Net of Repayments)

Contract provisions allow contract owners to borrow up to 90% (50% during the first year of single premium contracts) of a policy’s cash surrender value. For single premium contracts issued on or after April 16, 1990, multiple payment contracts and flexible premium contracts, 6.0% interest is due and payable in advance on the policy anniversary when there is a loan outstanding on the policy. At the time the loan is granted, the amount of the loan is transferred from the Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Loan repayments result in a transfer of collateral including interest credited back to the Account.

(6) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company. Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. These transfers are the result of the contract owner

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT (NOTES TO FINANCIAL STATEMENTS, Continued)

executing fund exchanges. Fund exchanges from the Account to the fixed account are included in surrenders, and fund exchanges from the fixed account to the Account are included in purchase payments received from contact owners, as applicable, on the accompanying Statements of Change in Contract Owners’ Equity. Policy loan transactions (note 5), executed at the direction of the contract owner, also result in transfers between the Account and the fixed account of the Company, but are included in Net Policy (Loans) Repayments. The fixed account assets are not reflected in the accompanying financial statements. For the periods ended December 31, 2008 and 2007, total transfers into the Account from the fixed account were $1,620,001 and $3,409,794, respectively, and total transfers from the Account to the fixed account were $1,450,947 and $1,875,447, respectively.

(7) Fair Value Measurement

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with SFAS 157, the Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes financial assets recorded at fair value as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in publicly-traded registered mutual funds with quoted market prices.

•

Level 2 – Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. The assets utilizing Level 2 valuations represent investments in privately-traded registered mutual funds only offered through insurance products.

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. The Account invests only in funds with fair value measurements in the first two levels of the fair value hierarchy.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Separate Account Investments	0	$58,485,674	0	$58,485,674

Accounts Receivable of $86 are measured at settlement value which approximates the fair value due to the short-term nature of such assets.

The Account did not have any assets or liabilities reported at fair value on a nonrecurring basis required to be disclosed under SFAS 157.

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT (NOTES TO FINANCIAL STATEMENTS, Continued)

(8) Financial Highlights

The following tabular presentation is a summary of units, unit fair values and contract owners’ equity outstanding for variable annuity contracts as of the end of the periods indicated, and the contract expense rate, investment income ratio and total return for each of the periods in the five year period ended December 31, 2008.

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Van Kampen LIT - Capital Growth Portfolio - Class I (ACEG)
2008	0.50%	77,862	$16.158481	$1,258,131	0.54%	-49.24%
	0.95%	61	15.262737	931	0.54%	-49.47%
	1.00%	1,591	2.893138	4,603	0.54%	-49.50%
2007	0.50%	111,730	31.834487	3,556,867	0.04%	16.37%
	0.95%	62	30.205859	1,873	0.04%	15.85%
	1.00%	2,090	5.728578	11,973	0.04%	15.79%
2006	0.50%	109,868	27.355140	3,005,455	0.00%	2.34%
	0.95%	62	26.073328	1,617	0.00%	1.89%
	1.00%	2,198	4.947333	10,874	0.00%	1.84%
2005	0.50%	133,060	26.728516	3,556,496	0.26%	7.40%
	0.95%	62	25.590678	1,587	0.26%	6.91%
	1.00%	4,560	4.858180	22,153	0.26%	6.86%
2004	0.50%	137,222	24.888027	3,415,185	0.00%	6.50%
	0.80%	2,102	24.279081	51,035	0.00%	6.18%
	0.95%	62	23.935663	1,484	0.00%	6.02%
	1.30%	914	23.153190	21,162	0.00%	5.65%
Van Kampen LIT - Enterprise Portfolio - Class I (ACE)
2008	0.50%	586,663	25.274403	14,827,557	1.04%	-43.24%
	0.80%	1,261	19.624347	24,746	1.04%	-43.41%
	1.00%	8,773	4.181029	36,680	1.04%	-43.52%
2007	0.50%	703,688	44.525149	31,331,813	0.40%	12.12%
	0.80%	1,300	34.675802	45,079	0.40%	11.78%
	1.00%	9,556	7.402623	70,739	0.40%	11.55%
2006	0.50%	749,266	39.713460	29,755,945	0.43%	6.55%
	0.80%	1,316	31.021911	40,825	0.43%	6.23%
	1.00%	9,828	6.635924	65,218	0.43%	6.02%
2005	0.50%	812,408	37.273548	30,281,329	0.73%	7.61%
	0.80%	1,338	29.203243	39,074	0.73%	7.29%
	1.00%	10,504	6.259359	65,748	0.73%	7.08%
2004	0.50%	886,622	34.636713	30,709,672	0.39%	3.53%
	0.80%	3,222	27.218605	87,698	0.39%	3.22%
	1.30%	2,048	30.496180	62,456	0.39%	2.71%
Van Kampen LIT - Government Portfolio - Class I (ACG)
2008	0.50%	1,069,088	34.033278	36,384,569	4.46%	1.30%
	0.95%	308	32.145409	9,901	4.46%	0.85%
	1.00%	2,585	14.005421	36,204	4.46%	0.80%
2007	0.50%	1,076,780	33.595492	36,174,954	4.59%	6.79%
	0.95%	310	31.875003	9,881	4.59%	6.31%
	1.00%	2,698	13.894552	37,488	4.59%	6.26%
2006	0.50%	1,147,846	31.457953	36,108,886	4.49%	2.82%
	0.95%	310	29.982245	9,294	4.49%	2.36%
	1.00%	2,786	13.076047	36,430	4.49%	2.31%

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT (NOTES TO FINANCIAL STATEMENTS, Continued)

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2005	0.50%	1,216,044	$30.593826	$37,203,439	4.07%	3.02%
	0.95%	310	29.289798	9,080	4.07%	2.56%
	1.00%	3,380	12.780417	43,198	4.07%	2.51%
2004	0.50%	1,314,678	29.696262	39,041,022	4.82%	3.65%
	0.80%	1,882	21.289315	40,066	4.82%	3.34%
	0.95%	310	28.558351	8,853	4.82%	3.18%
	1.30%	2,046	20.983996	42,933	4.82%	2.82%
Van Kampen LIT - Money Market Portfolio - Class I (ACMM)
2008	0.50%	209,523	22.992436	4,817,444	1.98%	1.51%
	1.00%	863	11.403505	9,841	1.98%	1.00%
2007	0.50%	189,534	22.650171	4,292,978	4.64%	4.19%
	1.00%	876	11.290862	9,891	4.64%	3.65%
2006	0.50%	199,480	21.739630	4,336,621	4.36%	3.91%
	1.00%	862	10.893047	9,390	4.36%	3.38%
2005	0.50%	197,554	20.922581	4,133,340	2.64%	2.16%
	1.00%	408	10.537364	4,299	2.64%	1.64%
2004	0.50%	233,588	20.480823	4,784,074	0.80%	0.30%
	1.30%	268	14.165845	3,796	0.80%	-0.50%
Van Kampen UIF - U.S. Real Estate Portfolio - Class I (MSVRE)
2008	0.50%	33,514	32.041879	1,073,852	3.46%	-38.20%
	1.00%	81	16.065985	1,301	3.46%	-38.51%
2007	0.50%	33,466	51.851515	1,735,263	1.24%	-17.49%
	1.00%	86	26.129688	2,247	1.24%	-17.90%
2006	0.50%	49,376	62.840219	3,102,799	1.14%	37.36%
	1.00%	88	31.826979	2,801	1.14%	36.68%
2005	0.50%	58,882	45.748974	2,693,791	1.29%	16.47%
2004	0.50%	61,490	39.279791	2,415,314	1.75%	35.71%

2008	Contract owners’ equity			$58,485,760
2007	Contract owners’ equity			$77,281,046
2006	Contract owners’ equity			$76,486,155
2005	Contract owners’ equity			$78,053,534
2004	Contract owners’ equity			$80,684,750

*	This represents the contract expense rate of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.
**	This represents the dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. The ratios exclude those expenses, such as policy and asset charges, that result in direct reductions to the contractholder accounts either through reductions in the unit values or redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
***	This represents the total return for the period indicated and includes a deduction only for expenses assessed through a reduction in the unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and

Contract Owners of Nationwide VLI Separate Account:

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide VLI Separate Account (comprised of the sub-accounts listed in note 1(b) (collectively, “the Accounts”)) as of December 31, 2008, and the related statements of operations and changes in contract owners’ equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2008, and the results of their operations, changes in contract owners’ equity, and financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

/s/    KPMG LLP

Columbus, Ohio

March 13, 2009